UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Agios Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Agios Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials For the Stockholders Meeting to be held on June 21, 2022 For Stockholders of record as of April 25, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to register to attend the virtual annual meeting, go to: www.proxydocs.com/AGIO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AGIO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. Proxy Materials Available to View or Receive: Annual Report and Proxy Statement If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 10, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/AGIO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Agios Pharmaceuticals, Inc. Meeting Type: Annual Meeting of Stockholders Date: Tuesday, June 21, 2022 Time: 9:00 AM, Eastern Time Place: Meeting live via the internet - please visit proxydocs.com/AGIO for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/AGIO SEE REVERSE FOR FULL AGENDA

Agios Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 4 AND “1 YEAR” FOR PROPOSAL 3. PROPOSAL 1. To elect each of the three Class III director nominees set forth in the Proxy Statement for three-year terms expiring at the 2025 annual meeting of stockholders. 1.01 Jacqualyn A. Fouse 1.02 David Scadden 1.03 David Schenkein 2. To vote, on an advisory basis, to approve named executive officer compensation. 3. To hold an advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. Attending and Voting Online During the Meeting: The annual meeting will be a virtual meeting. You will need your 12 digit control number set forth in the box above in order to attend the meeting and vote online. To participate in the annual meeting, you must register at www.proxydocs.com/AGIO prior to the deadline of June 19, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card, this notice and subsequent instructions that will be delivered to you via email.